INVESTMENT ADVISER
     Legg Mason Fund Adviser, Inc.              REPORT TO SHAREHOLDERS
     Baltimore, MD                              FOR THE QUARTER ENDED
                                                  DECEMBER 31, 1995

BOARD OF DIRECTORS
     Raymond A. Mason, Chairman
     John F. Curley, Jr., President
     Richard G. Gilmore                                   THE
     Charles F. Haugh                                  LEGG MASON
     Arnold L. Lehman                                    VALUE
     Dr. Jill E. McGovern                              TRUST, INC.
     T. A. Rodgers                                    PRIMARY CLASS
     Edward A. Taber, III

TRANSFER AND SHAREHOLDER SERVICING AGENT
     Boston Financial Data Services
     Boston, MA

CUSTODIAN
     State Street Bank & Trust Company
     Boston, MA

COUNSEL
     Kirkpatrick & Lockhart LLP
     Washington, DC

INDEPENDENT ACCOUNTANTS                          PUTTING YOUR FUTURE FIRST
     Coopers & Lybrand L.L.P.
     Baltimore, MD

     THIS REPORT IS NOT TO BE DISTRIBUTED UNLESS PRECEDED OR
     ACCOMPANIED BY A PROSPECTUS.

         LEGG MASON WOOD WALKER, INCORPORATED
               111 South Calvert Street
       P.O. Box 1476, Baltimore, MD 21203-1476
            410 (Bullet) 539 (Bullet) 0000

[recycled logo] PRINTED ON RECYCLED PAPER
LMF-002                                           [Legg Mason Funds logo]

     TO OUR SHAREHOLDERS,
         The quarter ended December 31, 1995 was another positive one for the Value Trust. Total return (share appreciation plus reinvested dividends) was 4.6%. Net asset value per share rose from $24.64 to $25.19. The latter figure is after payment in December of a long-term capital gain distribution of $.36 per share, a short-term capital gain distribution of $.12 per share and an ordinary income dividend of $.032 per share.
         For all of 1995, the Trust's total return was a strong 40.8%, comparing favorably to returns of 22.3% and 37.5% on the Value Line index of 1700 stocks and Standard & Poor's 500 stock composite index, two widely followed stock market barometers.
         On a long-term basis, the Value Trust has produced attractive results for shareholders in most years, averaging a 17.5% annual compounded return over the 13 1/2 years since it was founded in 1982:

                                       Total Return
                          1982            +40.9%
                          1983            +42.7
                          1984            +12.8
                          1985            +31.9
                          1986             +9.5
                          1987             -7.4
                          1988            +25.8
                          1989            +20.2
                          1990            -17.0
                          1991            +34.7
                          1992            +11.4
                          1993            +11.3
                          1994             +1.4
                          1995            +40.8

         Despite periodic stock market declines, we are optimistic that investment in a diversified portfolio of well selected value stocks will continue to produce attractive LONG-TERM results for Trust shareholders. Beginning on page 3, Bill Miller, the Trust's portfolio manager, comments on the investment outlook.
         You should be aware that, under Internal Revenue Service regulations, short-term capital gain distributions on mutual fund shares are treated as ordinary income dividends for tax purposes. Therefore, the Trust's $.12 per share short-term capital gain distribution mentioned above is included with ordinary income dividends on your 1995 tax reporting statement.
                                          Sincerely,

                                          /s/ John F. Curley, Jr.
                                          John F. Curley, Jr.
                                          President
     February 5, 1996

     PERFORMANCE INFORMATION
     LEGG MASON VALUE TRUST, INC.
TOTAL RETURN FOR ONE, FIVE, TEN YEARS AND LIFE OF FUND, AS OF DECEMBER 31, 1995
          The returns shown are based on historical results and are not intended to indicate future performance. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual returns tend to smooth out variations in the fund's return, so they differ from actual year-to-year results. For comparison purposes, the fund's total return is compared with total returns of the Value Line Geometric Average, an index of approximately 1,700 stocks ("Value Line Index"), and Standard & Poor's 500 Stock Composite Index ("S&P Stock Index"), two unmanaged indexes of widely held common stocks. No adjustment has been made for any income taxes payable by shareholders.
          The fund has two classes of shares: Primary Class and Navigator Class. The Navigator Class, offered only to certain institutional investors, pays fund expenses similar to those paid by the Primary Class, except that transfer agency fees and shareholder servicing expenses are determined separately for each class and the Navigator Class does not incur Rule 12b-1 distribution fees.
          Total returns as of December 31, 1995 were as follows:

                                            Cumulative Total Return
                                    Legg Mason
                                      Value       Value Line        S&P
                                      Trust         Index       Stock Index
      Primary Class:
        One Year                       +40.76%       +22.31%       +37.53%
        Five Years                    +138.40        +94.83       +115.27
        Ten Years                     +203.38       +106.48       +299.64
        Life of Class(dagger)         +807.42       +296.78       +759.99
      Navigator Class:
        One Year                       +42.18%       +22.31%       +37.53%
        Life of Class(double dagger)   +44.45        +23.90        +39.58

                                         Average Annual Total Return
                                   Legg Mason
                                     Value       Value Line        S&P
                                     Trust         Index       Stock Index
      Primary Class:
        One Year                     +40.76%       +22.31%        +37.53%
        Five Years                   +18.98        +14.27         +16.57
        Ten Years                    +11.74         +7.52         +14.86
        Life of Class(dagger)        +17.45        +10.58         +17.00
      Navigator Class:
        One Year                     +42.18%       +22.31%        +37.53%
        Life of Class(double dagger) +40.35        +21.84         +35.98

       (dagger) Primary Class inception -- April 16, 1982.
(double dagger) Navigator Class inception -- December 1, 1994.

ILLUSTRATION OF AN ASSUMED INVESTMENT OF $10,000
MADE ON APRIL 16, 1982 (INCEPTION OF THE VALUE TRUST
PRIMARY CLASS)
(graph appears here -- plot points listed below)

                            4/16/82   3/31/83   3/31/84   3/31/85   3/31/86   3/31/87   3/31/88
Value of original shares    10,000    16,160    18,870    23,583    32,556    35,503    32,268
purchased plus shares
acquired through reinvest-
ment of capital gain
distributions

Value of shares acquired    10,000    16,400    19,425    24,682    34,510    37,924    34,729
through reinvestment of
income dividends

                            3/31/89   3/31/90   3/31/91   3/31/92   3/31/93   3/31/94   3/31/95   12/31/95
Value of original shares    37,650    39,891    37,701    44,210    50,184    52,789    57,817    76,863
purchased plus shares
acquired through reinvest-
ment of capital gain
distributions

Value of shares acquired    41,109    44,290    43,014    51,414    59,003    62,337    68,427    90,742
through reinvestment of
income dividends

2

     PORTFOLIO MANAGER'S COMMENTS
    Your fund had an excellent year in 1995, rising 40.8%. Our results exceeded those of the S&P 500, the Dow, and all of the major equity fund indices. The details are:

                                              Lipper
                Value      S&P       Dow      Growth
                Trust      500      Jones     Funds
4th quarter      4.61%     6.02%     7.50%     2.36%
1995            40.76%    37.53%    36.94%    30.79%

    Last year was an exceptional year for stocks as all of the key drivers to equity prices were positive. Interest rates fell sharply at the long end, and the Federal Reserve Board began to lower short-term rates over the summer. Corporate profits rose strongly as the economy exhibited solid growth with modest inflation.
    It is often difficult for actively managed funds to outperform strongly trending markets. Last year most growth funds significantly underperformed, the result of staying too long with cyclicals and technology, the year's early leaders, and being underexposed to financials, which were among the best performers.
    We have long held a major position in financials, believing them to be severely undervalued in an environment of low inflation and moderate growth. Although most investors recognize that inflation is unlikely to be a problem, that nominal GDP growth will tend to be 5% or less, that bank balance sheets are strong and financial stock valuations low, they persist in the fruitless endeavor of trying to time interest rate swings or changes in the momentum of earnings, or margins, or loss reserves. We have elected to ignore the temporary swings of sentiment and have concentrated on these companies' long-term value, a stance which has proven quite rewarding since financial stocks bottomed in 1990.
    After their strong performance in 1995, financials came under selling pressure in the first few weeks of 1996 by investors (more accurately, by short-term traders and speculators) as long rates backed up to over 6%. This selling has slowed considerably since CITICORP announced earnings above expectations, raised its dividend 50%, and authorized an expanded stock repurchase program. The results announced by CITICORP, CHASE MANHATTAN, and CHEMICAL BANK stand in stark contrast to the disappointing earnings of Motorola, Intel, and Wal Mart, all favorites of the growth and momentum crowd.
    Earnings disappointments in these big, visible growth stocks provide an early line on 1996. Last year the key question was interest rates; we knew earnings were going to be okay. If rates could come down in 1995, stocks were likely to go up. This year the issue is earnings, or more generally, the strength of the economy.
    The consensus is that the economy is slowing, that the direction of interest rates remains lower, and that corporate earnings are likely to be up in the 5-8% range. Growth is generally estimated to be 2-2.5% for 1996. This would lead to stocks providing a total return of about 9-10%, or roughly in line with their long-term historical average. This was our thinking as well, up until a few weeks ago.
    We now believe that the consensus estimates for economic growth and corporate profits are too high. In the fourth quarter the GDP may have expanded less than 1%, providing little momentum as we enter the new year. The continuing budget stalemate in Washington means that government purchases are getting off to a slow start, and companies are already beginning to issue profits warnings due to weak government business. The powerful winter storms that swept the East Coast in January disrupted business activity generally and retail sales in particular. Finally, we are hearing from companies that business is at best sluggish, and pricing power non-existent.
    It looks now as if the economy may only expand at 1-1.5% this year, and that corporate earnings could disappoint the optimists. In this kind of environment, short-term interest rates are likely to move sharply lower and long-term rates modestly lower. We think that short-term interest rates could be about 4% by year end, with long rates between 5.25% and 5.75%. If we are wrong, we think it will be because rates are even lower. Inflation should remain quite subdued.
    With profits under pressure, the heavy lifting in the stock market will have to come from interest rates. If the Federal Reserve is too cautious about reducing rates, stocks could have a moderate correction if earnings fears begin to become more widespread. In general, though, we think the
                                                                               3
environment for financial assets looks fine. We believe stocks will again outperform bonds and cash.
    The equity environment will also be affected by what promises to be a lively election year. Despite the rancorous debate about budget policy, the direction of Federal expenditures as a percentage of GDP is clear: lower. The government is 25% of GDP and has a huge impact on the economy and markets. What goes on in Washington matters. Perhaps the most interesting early development this election year is the surprising strength of Steve Forbes in the Republican Presidential field. His advocacy of a 17% flat tax to replace the current income tax system is producing a healthy debate on how the government ought to satisfy its revenue needs.
    The Forbes flat tax is one of several dramatic alternatives to the tax code currently floating around. Whatever its ultimate merits, it would be a major positive to capital markets, since it exempts the returns from savings and investment from taxation at the individual level (they would still be taxed at the corporate level). This raises the after-tax return on investment and, other things equal, would sharply boost investment and the stock market, while lowering interest rates. If the Forbes message catches on, 1996 could be a surprisingly strong year for the markets.
    We made only a few changes in the portfolio in the past quarter. They are listed elsewhere in this report. The fund remains tightly focused, holding only about 40 stocks, considerably fewer than other funds our size. This permits us to concentrate our research efforts. Right now our attention is directed to the much-battered technology sector, which we believe is a developing value theme. We increased our holdings in IBM a few weeks ago when the price dipped into the 80s, and we have initiated a position in NOKIA, a producer of cellular phones, whose stock has plunged from over 70 to the mid 30s. We think the company now represents solid value at around 10x earnings.
    As always, we appreciate your support and welcome your comments.

                                                             Bill Miller, CFA
February 5, 1996
DJIA 5407.59
4

     LEGG MASON VALUE TRUST, INC.
SELECTED PORTFOLIO PERFORMANCE

Biggest gainers for the 4th quarter 1995*
  1.  Digital Equipment Corporation            +40.5%
  2.  Humana Inc.                              +36.0%
  3.  Zions Bancorporation                     +31.0%
  4.  Lloyds TSB Group plc                     +27.3%
  5.  Nike Incorporated                        +25.3%
  6.  Federal Home Loan Mortgage Corporation   +20.8%
  7.  Federal National Mortgage Association    +19.9%
  8.  Amgen Inc.                               +19.0%
  9.  Republic of Argentina Par Bonds
        5.00% 3-31-23                          +17.5%
 10.  Republic of Argentina Floating Rate
        Bonds
        6.8125% 3-31-05                        +14.8%

* SECURITIES HELD FOR THE ENTIRE QUARTER.

Biggest laggers for the 4th quarter 1995*
  1.  Philips Electronics N.V.                 -26.4%
  2.  Reebok International Ltd.                -17.8%
  3.  Apple Computer, Inc.                     -14.4%
  4.  MBNA Corporation                         -11.4%
  5.  The Bear Stearns Companies Inc.           -7.6%
  6.  RJR Nabisco Holdings Corp.
        Series C Depositary Shares              -5.6%
  7.  Citicorp                                  -4.9%
  8.  RJR Nabisco Holdings Corp.                -4.6%
  9.  Chemical Banking Corporation              -3.5%
 10.  Coltec Industries Inc.                    -3.1%

PORTFOLIO CHANGES

Securities Added

Fleet Financial Group, Inc.
Grupo Financiero Bancomer S.A. de C.V. ADS
Nokia AB ADR

Securities Sold

Allstate Corporation
Grupo Financiero Serfin S.A. de C.V. ADR
Orion Capital Corporation
Salomon Inc.
Storage Technology Corporation
                                                                               5

     PORTFOLIO OF INVESTMENTS
     LEGG MASON VALUE TRUST, INC.
     DECEMBER 31, 1995  (UNAUDITED)

(Amounts in Thousands)               Shares     Value
COMMON STOCKS AND EQUITY INTERESTS -- 90.9%
Automotive -- 5.5%
Chrysler Corporation                   800     $ 44,300
General Motors Corporation             600       31,725
                                                 76,025
Banking -- 22.0%
Bank of Boston Corporation             850       39,312
BankAmerica Corporation                400       25,900
Chemical Banking Corporation           525       30,844
Citicorp                               800       53,800
Fleet Financial Group, Inc.            669       27,268
Grupo Financiero Bancomer S.A. de
  C.V. ADS                             525        2,953
Lloyds TSB Group plc                 7,151       36,761
Provident Bankshares Corporation       344       10,160
The Chase Manhattan Corporation        625       37,891
Zions Bancorporation                   503       40,382
                                                305,271
Broadcast Media -- 1.2%
Capital Cities/ABC, Inc.               130       16,039
Chemicals -- 1.5%
duPont (E.I.) de Nemours               300       20,962
Computer Services and Systems -- 6.2%
Apple Computer, Inc.                   644       20,527
Digital Equipment Corporation          300       19,238A
International Business Machines
  Corporation                          500       45,875
                                                 85,640
Electrical Equipment -- 1.7%
Philips Electronics N.V.               650       23,319
Finance -- 15.7%
Federal Home Loan Mortgage
  Corporation                          500       41,750
Federal National Mortgage
  Association                          800       99,300
MBNA Corporation                     1,258       46,385
The Bear Stearns Companies Inc.      1,500       29,813
                                                217,248
Food, Beverage and Tobacco -- 6.1%
PepsiCo, Inc.                          425       23,747
Philip Morris Companies Inc.           450       40,725
RJR Nabisco Holdings Corp.             670       20,686
                                                 85,158
Food Merchandising -- 3.2%
The Kroger Co.                     1,200     $   45,000A
Footwear -- 5.9%
Nike Incorporated                    600         41,775
Reebok International Ltd.          1,405         39,686
                                                 81,461
Hospital Management -- 1.5%
Columbia/HCA Healthcare
  Corporation                        415         21,051
Insurance -- 4.1%
AMBAC Inc.                           383         17,953
Humana Inc.                          750         20,531A
MBIA, Inc.                           255         19,125
                                                 57,609
Manufacturing -- 2.7%
Danaher Corporation                1,200         38,100
Multi-Industry -- 0.7%
Coltec Industries Inc.               825          9,591A
Pharmaceuticals -- 3.5%
Amgen Inc.                           400         23,750A
Warner-Lambert Company               250         24,281
                                                 48,031
Retail Sales -- 0.6%
Sears, Roebuck and Co.               200          7,800
Savings and Loan -- 3.3%
Standard Federal Bancorporation    1,150         45,281
Telecommunications -- 5.5%
MCI Communications Corporation       700         18,287
Nokia AB ADR                         450         17,494
Telefonos de Mexico S.A. ADR       1,283         40,880
                                                 76,661
Total Common Stocks and Equity
  Interests
  (Identified Cost -- $670,488)               1,260,247

PREFERRED EQUITY REDEMPTION CUMULATIVE STOCK -- 0.6%
RJR Nabisco Holdings Corp.
  Series C Depositary Shares
  (Identified Cost -- $9,003)      1,385          8,829

                                  Principal
(Amounts in Thousands)             Amount           Value
SOVEREIGN OBLIGATIONS -- 4.1%
Republic of Argentina
  Floating Rate Bonds
  6.8125%B  3-31-05                 $60,000    $   42,712
  Par Bonds
  5.00%C    3-31-23                  25,000        14,266
Total Sovereign Obligations
  (Identified Cost -- $37,669)                     56,978

U.S. GOVERNMENT OBLIGATION -- N.M.
United States Treasury Note
  8.125%   2-15-98
  (Identified Cost -- $228)             230           243

REPURCHASE AGREEMENT -- 4.4%
Morgan Stanley & Co. Incorporated
  5.9% dated 12-29-95, to be
  repurchased at $60,365 on
  1-2-96 (Collateral: Federal
  National Mortgage Association
  Mortgage-backed securities,
  $46,114 9% due 5-1-25 and
  $12,740 6.5% due 9-1-24, value
  $61,581)
  (Identified Cost -- $60,325)       60,325        60,325
Total Investments -- 100.0%
  (Identified Cost -- $777,713)                 1,386,622
Other Assets Less Liabilities -- N.M.                 416
NET ASSETS -- 100.0%                           $1,387,038
NET ASSET VALUE PER SHARE:
  PRIMARY CLASS                                    $25.19
  NAVIGATOR CLASS                                  $25.21

       A NON-INCOME PRODUCING
       B THE RATE OF INTEREST EARNED IS TIED TO THE LONDON INTERBANK OFFERED
         RATE (LIBOR) AND THE COUPON RATE SHOWN IS THE RATE AS OF DECEMBER 31, 1995.
       C COUPON INCREASES 0.25% ANNUALLY UNTIL MARCH 31, 1999, THEREAFTER
         REMAINS FIXED AT 6.0% UNTIL MATURITY.
    N.M. NOT MEANINGFUL
                                                                               7